MML SERIES INVESTMENT FUND

Supplement dated September 29, 2000 to the
Prospectus dated May 1, 2000

The Prospectus is changed as follows:

        In the section titled MML Blend Fund, under the heading “Principal Investment Strategies and Risks” the following changes are made: The third sentence is revised, as follows: “Equity Segment’s objective is to achieve a superior rate of return over time from capital appreciation.” The seventh sentence is revised, as follows: “In addition, under normal circumstances, no investment will be made that would result in more than 70% of the Fund’s net assets being invested in the Equity Segment or more than 50% of the Fund’s net assets being invested in the Bond Segment.”

        In the section titled About the Investment Adviser and Sub-Advisers under the description of David L. Babson the following revisions are made: The first and second sentences of the third paragraph are revised as: “George Tall is primarily responsible for managing the portfolio of the MML Equity Fund. Mr. Tall began managing the portfolio of this Fund on April 20, 2000.” The first sentence of the fourth paragraph is revised as: “Anthony M. Maramarco assists Mr. Tall in managing the portfolio of the MML Equity Fund.” The following paragraphs are added: to this section:

        Michael Farrell is primarily responsible for managing the portfolio of the Equity Segment of the MML Blend Fund. Mr. Farrell began managing the portfolio of this Fund on September 29, 2000. Mr. Farrell, a Senior Vice President of David L. Babson, has more than 13 years of investment experience. Mr. Farrell joined David L. Babson in January, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992. Mr. Farrell is assisted by a team of David L. Babson professionals, including Mr. Caplan.

        Michael Caplan assists Mr. Farrell in managing the portfolio of the Equity Segment of the MML Blend Fund. Mr. Caplan, a Chartered Financial Analyst, has more than 13 years of investment experience and has been a portfolio manager with David L. Babson (and a company which merged into David L. Babson), since 1995.

        In the APPENDIX—ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS, under the heading Derivatives Transactions, the following changes are made: In the first sentence of the third paragraph the phrase “Bond Segment of” is deleted. At the beginning of the first sentence of the fourth paragraph the phrase “The Equity Segment of the MML Blend Fund,” is added.

L7352-00.2

        It is the intention of the Fund’s investment sub-adviser for the Fund’s duration to match up (within 10%) of the duration of the Lehman Brothers Aggregate Bond Index. Portfolio changes will be accomplished primarily through the reinvestment of cash flows and selective trading.

C.    MML Blend

        Each market segment of MML Blend has its own specific investment objective. Within the Equity Segment, MML Blend will attempt to achieve a superior total rate of return over an extended period of time from capital appreciation. Within the Bond Segment, MML Blend will attempt to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Within the Money Market Segment, MML Blend will attempt to achieve high current income, the preservation of capital and liquidity.

        The Equity Segment generally invests in equity-type securities included in the Fund’s benchmark index. The Bond Segment generally invests in the types of bonds and other debt securities described in the above discussion of MML Managed Bond with maturities usually exceeding one year. The Bond Segment may also invest in debt securities not described above, including lower quality securities and non-rated securities acquired directly from issuers in direct placement transactions, provided no such transaction shall cause such debt securities to exceed 10% of MML Blend’s total assets. Lower quality debt instruments generally provide higher yields but are generally subject to greater market fluctuations and risk of loss of income and principal than higher quality debt securities.

        The Money Market Segment invests in money market instruments and other debt securities with maturities generally not exceeding one year. For example, it may invest in:

(a) U.S. Treasury Bills and other U.S. Government securities;

(b) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada (such obligations may not exceed 25% of MML Blend’s total assets);

        (c)  commercial paper, including variable amount master notes, issued by companies with an unsecured debt issue outstanding having a rating at the time of purchase within the two highest grades as determined by Moody’s (P-I or P-2) or S&P (A-l or A-2);

(d) publicly-traded bonds, debentures and notes having a rating within the four highest grades as determined by Moody’s (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB); or

(e) securities of foreign issuers, provided that such securities of foreign issuers not be more than 10% of the segment’s total assets.

D.    MML Equity Index and MML OTC 100

        MML Equity Index and MML OTC 100 attempt to replicate the investment results of Standard & Poor’s 500 Composite Stock Price Index (the “Index”), which is composed of 500 selected large capitalization common stocks. Standard & Poor’s (“S&P”) has an Index Committee that is responsible for the overall management of the Index. The Index Committee looks at a company’s market value, industry group classification, capitalization, trading activity, financial and operating condition before making a decision to include it in the Index. New companies are added to the Index only when there is a vacancy. Companies are removed from the Index for four major reasons: merger with (or acquisition by) another company, financial operating failure, lack of representation of leading American industries, or restructuring.

        MML OTC 100 Fund attempts to replicate the investment results of the NASDAQ 100 Index®, which is comprised of the 100 largest non-financial companies traded over the counter. The Funds attempt to be fully invested at all times in the stocks that comprise the relevant Index and in stock index futures as described below and, in any event, in the normal course of management, at least 80% of each Fund’s net assets will be so invested. Furthermore, while the Funds generally intend to invest in every stock included in the relevant Index, there may be circumstances when the Funds are not invested in every such stock, as described below. Inclusion of a stock in the approximately $5 million and approximately $7.0 billion), the Fund’s benchmark. Normally, however, at least 65% of the Fund’s investments will be in small cap companies. For these purposes, the Fund treats as “small cap” those companies with market capitalizations of up to $1.5 billion at the time of purchase. However, the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Russell 2000 Index. Consequently, during periods of equity market strength, a substantial portion of the Fund’s portfolio may consist of securities issued by companies with a market capitalization in excess of $1.5 billion. The Fund may purchase securities with above-average volatility relative to indices like the S&P 500 Stock Index. While such volatility frequently may involve the opportunity for greater gain, it also generally involves greater risk of loss and, as a result, the Fund’s shares are suitable only for those investors who are in a financial position to assume such risk.

        The Fund utilizes a value-oriented strategy in making investment decisions. As such, investments are made in securities of companies that, in the opinion of the Fund’s investment sub-adviser, are of high quality or possess a unique product, market position or operating characteristics which result in above-average levels of profitability or superior growth potential and are attractively valued in the marketplace. Traditional fundamental research techniques are employed to determine investment quality and growth potential, emphasizing each issuer’s historic financial performance, balance sheet strength, management capability and competitive position. Valuation parameters are examined to determine the attractiveness of individual securities. On average, the Fund’s holdings will have price/earnings ratios and price/book value ratios below those of the S&P 500 Stock Index. Consideration also is given to securities of companies whose current prices do not adequately reflect, in the opinion of Babson, the ongoing business value of the enterprise.

F.    Derivatives

        Although each Fund is authorized to engage in Derivatives Transactions as indicated in the Prospectus, the Funds have no current expectation of entering into such transactions in a material way other than the use of forward contracts or as otherwise discussed below. The following is a discussion of the Funds’ authority to enter into Derivative Transactions and a description of such transactions and instruments. Examples of Derivative Transactions include entering into financial futures transactions, writing covered call options on securities and futures or covered puts on securities and futures and entering into forward contracts, swap agreements, and other similar instruments (collectively referred to as “Derivatives”).

        The Funds may use Derivatives to try to: (a) protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the relevant securities markets (for example, in the debt securities markets generally due to increasing interest rates); (b) protect a Fund’s unrealized gains or limit unrealized losses in the value of its securities; (c) facilitate selling securities for investment reasons; (d) establish a position in the relevant securities markets as a temporary substitute for purchasing particular securities; (e) manage its exposure to changing security prices; or (f) manage the effective maturity or duration of fixed income securities in a Fund’s portfolio (collectively “Derivatives Transactions”). MML Equity Index, the equity segment of the MML Blend Fund and MML OTC 100 may invest in Derivatives in anticipation of taking a market position when, in the opinion of the Funds’ investment sub-adviser, available cash balances do not permit an economically efficient trade in the cash market. Derivatives may provide a cheaper, quicker or more specially focused way for the Fund to invest than “traditional” securities would.

        1.  Forward Contracts—Each Fund may purchase or sell securities on a “when issued,” delayed delivery or on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price. The Funds use forward contracts to manage interest rate exposure, as a temporary substitute for purchasing or selling particular debt securities, or to take delivery of the underlying security rather than closing out the forward contract.

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Strip bonds.    Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

        Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

        16.  Stock Index Futures—A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. MML Equity Index, the equity segment of the MML Blend Fund and MML OTC 100 purchase and sell futures contracts on the relevant stock index for which it can obtain the best price with consideration also given to liquidity.

        Using futures in anticipation of market transactions involves certain risks. Although each of these Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the use of stock index futures may not result in a successful hedging transaction.

        In connection with their futures transactions, MML Equity Index, the equity segment of the MML Blend Fund and MML OTC 100 may be required to establish and maintain at the custodian bank or a registered futures commission merchant a segregated account consisting of cash or high quality money market instruments in an amount equal to the market value of the underlying commodity less any amount deposited as margin.

        17.  Trading Activity—It is the policy of MML Equity not to invest for the purpose of exercising management or control. It is also the policy of MML Equity not to engage in arbitrage activities. In seeking a high rate of return from interest income and capital appreciation as well as in seeking to preserve capital values, Babson intends to engage in the active management of MML Managed Bond’s portfolio. MML Money Market will make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Trading activity is expected to be relatively low. However, it is anticipated from time to time that MML Money Market will take advantage of temporary disparities in the yield relationships among the different segments of the money market or among particular instruments within the same segment of the market to make purchases and sales when management deems that such transactions will improve the yield or the quality of the portfolio.

        The investment Sub-Adviser’s intend to use trading as a means of managing the portfolio of MML Blend, MML Large Cap Value, MML Equity Index, MML OTC 100, MML Growth Equity, MML Emerging Growth and MML Small Cap Growth Equity in seeking to achieve their investment objectives. Portfolio trading involves transaction costs, but will be engaged in when a Fund’s investment sub-adviser believes the result of the trading, net of transaction costs, will benefit the Funds.

        18.  Roll Transactions—To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, MML Blend may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a GNMA certificate or other mortgage-backed securities to a financial institution, such as a bank or a broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the
F. William Marshall, Jr.	Trustee of MML Trust
1441 Main Street
Springfield, MA 01102
Age:  58

        Chairman (since 1999), SIS and Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive Officer and Director (1993-1999), SIS Bancorp, Inc and SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), Peoples Heritage Financial Group, Inc.; Chairman and Chief Executive Officer (1990-1993), Bank of Ireland First Holdings, Inc. and First New Hampshire Banks; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Charles J. McCarthy	Trustee of MML Trust
181 Eton Road
Longmeadow, MA 01106
Age:  77

        Proprietor, Synectics Financial Company (venture capital activities, business consulting and investments); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

Robert J. O’Connell*	Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age:  56

        President, Chief Executive Officer (since 1999), Chairman of the Board of Directors (since 1999), Member, Board Affairs Committee and Dividend Policy Committee, Chairman Investment Committee of MassMutual Life Insurance Company; Director, C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual), Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment advisory subsidiary of MassMutual Holding Trust I), One Financial Plaza, Suite 1700, Hartford, Connecticut; DLB Acquisition Corporation (holding company for investment advisers), MassMutual Holding MSC, Inc., Trustee, MassMutual Holding Trust II (wholly-owned holding company subsidiaries of MassMutual Holding Co.), MassMutual Holding Trust I (wholly-owned holding company subsidiary of MassMutual Holding Co.), Director, MassMutual International, Inc., (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual), MassMutual Benefits Management, Inc., Life Office Management Association (since 1999); Director, President and Chief Executive Officer (1991-1998), AIG Life Insurance Company, American International Life Assurance of New York, Delaware American Life Insurance Co., Pacific Union Assurance Company; Director (1991-1998) AIG Life Insurance Company of Puerto Rico; Senior Vice President (1991-1998), Life Insurance of American International Group, Inc., American Life Insurance Company, DE; Senior Vice President, Group Management Division (1991-1998) of American International Group, Inc.; Trustee (since 1999), MML Series Investment Fund (open-end investment company).

John V. Murphy*	Trustee and President of MML Trust
1295 State Street
Springfield, MA 01111
Age:  50

        President and Chief Operating Officer (September, 2000) Oppenheimer Funds, Inc.; Executive Vice President (since 1997), MassMutual; Executive Vice President, Director and Chief Operating Officer (1995-1997), David L. Babson and Company Incorporated (investment adviser); Senior Vice President and Director (1995-1997), Potomac Babson Incorporated (investment adviser); Chief Operating Officer (1993-1996), Concert Capital Management, Inc. (investment adviser); Trustee and President (since 1999), MassMutual Institutional Funds (open-end investment company).

*	Trustee who is an “interested person” of MML Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

James S. Collins	Chief Financial Officer and Treasurer of the Trust
1295 State Street
Springfield, MA 01111
Age:  42

        Vice President (since 1999), Second Vice President (since 1990) MassMutual; Chief Financial Officer and Treasurer (since August, 2000) MassMutual Institutional Funds (open-end investment company).

Paul DeSimone	Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age:  43

        Senior Vice President (since 1999), MassMutual, CM Life Insurance Company (insurance company) and MML Baystate Insurance Company (insurance company); Director (since 1999), MML Investors Services, Inc. (broker-dealer); Vice President (1994-1999), American Skandia Investment Services (investment adviser) and American Skandia Marketing, Inc. (broker-dealer).

Vernon J. Meyer	Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age:  35

        Vice President (since 1998), Second Vice President (1995-1998), Assistant Vice President (1994-1995), MassMutual; Vice President (since 1999), MassMutual Institutional Funds (open-end investment company).

Isaac Williams, Jr.	Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age:  41

        Second Vice President (since 1998), MassMutual; Regional Director (1988-1998), Peerless Insurance Company (property/casualty insurance company); Vice President (since 1999), MassMutual Institutional Funds (open-end investment company).

Thomas M. Kinzler	Vice President and Secretary of MML Trust
1295 State Street
Springfield, MA 01111
Age:  44

        Vice President and Associate General Counsel (since 1999), Second Vice President and Associate General Counsel (1996-1999), Assistant Vice President and Counsel (1995-1996), Counsel (1989-1995), MassMutual; Vice President and Secretary (since 1999), MassMutual Institutional Funds (open-end investment company).

        The Trustees and officers of MML Trust named above, as a group, own less than one percent of the shares of any series of MML Trust.

        MML Trust’s Declaration of Trust provides that MML Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their
VI.    INVESTMENT MANAGEMENT AND OTHER SERVICES

        MassMutual serves as investment adviser to each Fund pursuant to a separate investment management agreement between MassMutual and MML Trust on behalf of each Fund (the “Management Agreements”). Under the Management Agreements, other than for MML Equity Index and MML Managed Bond which are substantially identical, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities to engage in portfolio transactions on behalf of the Funds, subject to such general or specific instructions as may be given by the Board of Trustees of MML Trust, and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to investment subadvisory agreements (the “Subadvisory Agreements”).

        Pursuant to the Management Agreements, MassMutual is paid a quarterly fee at the annual rate, for each of MML Equity, MML Money Market, MML Managed Bond and MML Blend, of .50% of the first $100 million of the average daily net asset value of each Fund, .45% of the next $200 million, .40% of the next $200 million and .35% of any excess over $500 million. MassMutual is paid a quarterly fee at the annual rate of .65% of the first $100 million of the average daily net asset value of MML Small Cap Value Equity, .60% of the next $100 million, .55% of the next $300 million and .50% of any excess over $500 million. MassMutual is paid a quarterly fee at the annual rate of .10% of the average daily net assets of MML Equity Index. MassMutual has agreed to bear expenses of each MML Equity, MML Money Market, MML Managed Bond, MML Blend and MML Small Cap Value Equity (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value through April 30, 2001. This agreement cannot be terminated unilaterally by MassMutual. For the period ended December 31, 1999, MassMutual paid $46,371 for MML Small Cap Value Equity, $47,560 for MML Growth Equity and $51,576 for MML Small Cap Growth Equity.

        For the Management Agreement relating to MML Growth Equity, MassMutual is paid a quarterly fee at the annual rate of .80% on the first $300 million of the average daily net asset value of the Fund, .77% on the next $300 million, .75% on the next $300 million, .72% on the next $600 million, and .65% on assets over $1.5 billion. For the Management Agreement relating to MML Small Cap Growth Equity, MassMutual is paid a quarterly fee at the annual rate of 1.075% on the first $200 million, 1.050% on the next $200 million, 1.025% on the next $600 million and 1.000% on assets over $1 billion.

        For the Management Agreement relating to MML Large Cap Value Fund, MassMutual is paid a quarterly fee at the annual rate of .80% on the first $100 million of the average daily net asset value of the Fund, .75% on the next $400 million and .70% on assets over $500 million. For the Management Agreement relating to MML OTC 100 Fund, MassMutual is paid a quarterly fee at the annual rate of .45% on the first $200 million of the average daily net asset value of the Fund, .44% on the next $200 million and .42% on assets over $400 million. For the Management Agreement relating to MML Emerging Growth Fund, MassMutual is paid a quarterly fee at the annual rate of 1.05% on the first $200 million of the average daily net asset value of the Fund, 1.00% on the next $200 million and .95% on assets over $400 million.

        The Management Agreements except for the management agreement with respect to MML Equity Index also provide that MassMutual will perform all administrative functions relating to the Fund. With respect to each of the other Funds except MML Managed Bond, MML Trust agrees to bear its own expenses, however, MassMutual has agreed to bear the cost of investment advisory services, fund accounting and other administrative expenses, and distribution expenses. The Management Agreement relating to MML Managed Bond provides that MassMutual will perform all administrative functions relating to that Fund and will bear all expenses of that Fund except: (1) taxes and corporate fees payable to government agencies; (2) brokerage commissions and other capital items payable in connection with the purchase or sale of Fund investments; (3) interest on account of any borrowings by the Fund; (4) fees and expenses of Trustees of MML Trust who are not interested person, as described in the 1940 Act or advisers of the Trust; and (5) fees of the Fund’s independent certified public accountants.